Exhibit 10.20
SUBSCRIPTION AGREEMENT
     IN MAKING AN INVESTMENT DECISION, ACQUIRER MUST RELY ON AQUIRER’S OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE OR NON-U.S. SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), AND OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. AQUIRER SHOULD BE AWARE THAT HE WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
     SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 22, 2007, by and among Coffeyville Refining & Marketing Holdings Inc., a Delaware corporation (the “Issuer”), and John J. Lipinski (“Acquirer”).
     WHEREAS, on March 9, 2007, Acquirer purchased 0.10441996 of a share of common stock, par value $,01 per share, of Coffeyville Refining & Marketing, Inc., a Delaware corporation and an affiliate (“CRM” and such stock, the “Refining Stock”);
     WHEREAS, on the terms and conditions contained in this Agreement, Acquirer desires to purchase and Issuer desire to issue to Acquirer, 0.10441996 of a share of common stock, $0.01 par value per share, of Issuer (the “Issued Stock”) in exchange for Acquirer’s Refining Stock (the “Exchanged Stock”);
     WHEREAS, the boards of directors of each of CRM has approved the exchange of the Exchanged Stock for the Issued Stock; and
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Issuer and Acquirer hereby agree as follows:
     Section 1 Purchase of Common Stock. Upon the terms and subject to the conditions set forth herein, at the Closing, as defined below, Issuer shall issue to Acquirer, the Issued Stock in exchange for the Exchanged Stock.
     Section 2 Closing. The closing of the purchase of the Issued Stock in exchange for the Exchange Stock hereunder (the “Closing”) shall take place at the offices of Issuer. At the Closing, Issuer shall deliver an original stock certificate to Acquirer representing the Issued Stock and in exchange therefore, Acquirer shall deliver or cause to be delivered to Issuer an original stock certificate or certificates representing the Exchanged Stock, along with duly executed stock powers.

     Section 3 Representations and Warranties of Issuer. Issuer hereby represents and warrants to Acquirer as follows:
          (a) Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder;
          (b) Issuer has duly executed and delivered this Agreement;
          (c) all necessary corporate actions required to be taken by or on behalf of Issuer to authorize it to execute, deliver and perform its obligations under this Agreement have been taken and this Agreement constitutes Issuer’s legal, valid and binding obligation, enforceable against Issuer in accordance with the terms hereof;
          (d) the execution and delivery of this Agreement and the consummation by Issuer of the transactions contemplated hereby in the manner contemplated hereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any applicable law, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to Issuer or by which Issuer or any material portion of its properties is bound;
          (e) except for any applicable filings under federal and state securities laws, no consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by Issuer in connection with the execution and delivery of this Agreement or the performance of Issuer’s obligations hereunder; and
          (f) upon issuance of the Issued Stock, the Issued Stock will represent duly authorized, validly issued and non-assessable shares of Common Stock and Acquirer shall be the record owner of the Issued Stock
     Section 4 Representations and Warranties of Acquirer. Acquirer hereby represents, warrants and acknowledges to Issuer as follows:
          (a) Acquirer has duly executed and delivered this Agreement;
          (b) all actions required to be taken by or on behalf of Acquirer to authorize him to execute, deliver and perform his obligations under this Agreement have been taken and this Agreement constitutes Acquirer’s legal, valid and binding obligation, enforceable against Acquirer in accordance with the terms hereof and thereof;
          (c) the execution and delivery of this Agreement and the consummation by Acquirer of the transactions contemplated hereby in the manner contemplated hereby do not and will not conflict with, or result in a breach of any terms of, or constitute a default under, any agreement or instrument or any applicable law, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority which is applicable to Acquirer or by which Acquirer or any material portion of his properties is bound;

          (d) no consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by Acquirer in connection with the execution and delivery of this Agreement or the performance of Acquirer’s obligations hereunder;
          (e) Acquirer is a resident of Texas;
          (f) Acquirer is receiving the Issued Stock solely for Acquirer’s own account for investment and not with a view to resale in connection with any distribution thereof;
          (g) Acquirer acknowledges receipt of advice from Issuer that (i) the Issued Stock has not been registered under the Securities Act or qualified under any state securities or “blue sky” laws, (ii) it is not anticipated that there will be any public market for the Issued Stock, (iii) the Issued Stock must be held indefinitely and Acquirer must continue to bear the economic risk of the investment in the Issued Stock unless the Issued Stock is subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to sales of any securities of Issuer and Issuer has made no covenant to make Rule 144 available and Rule 144 is not anticipated to be available in the foreseeable future, (v) when and if the Issued Stock may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts and in accordance with the terms and conditions of such Rule and the provisions of this Agreement and the Stockholders Agreement, (vi) if the exemption afforded by Rule 144 is not available, public sale of the Issued Stock without registration will require the availability of an exemption under the Securities Act, (vii) restrictive legends shall be placed on any certificate representing the Issued Stock and (viii) a notation shall be made in the appropriate records of Issuer indicating that the Issued Stock is subject to restrictions on transfer and, if Issuer should in the future engage the services of a transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Issued Stock;
          (h) Acquirer’s financial situation is such that Acquirer can afford to bear the economic risk of holding the Issued Stock for an indefinite period and Acquirer can afford to suffer the complete loss of Acquirer’s investment in the Issued Stock;
          (i) (x) Acquirer is familiar with the business and financial condition, properties, operations and prospects of Issuer and Acquirer has been granted the opportunity to ask questions of, and receive answers from, representatives of Issuer concerning Issuer and the terms and conditions of the purchase of the Issued Stock and to obtain any additional information that Acquirer deems necessary, (y) Acquirer’s knowledge and experience in financial and business matters is such that Acquirer is capable of evaluating the merits and risk of the investment in the Issued Stock and (z) Acquirer has carefully reviewed the terms and provisions of this Agreement and the Stockholders Agreement and has evaluated the restrictions and obligations contained therein;
          (j) in furtherance of the foregoing, Acquirer represents and warrants that (i) no representation or warranty, express or implied, whether written or oral, as to the financial condition, results of operations, prospects, properties or business of Issuer or as to the desirability or value of an investment in Issuer has been made to Acquirer by or on behalf of Issuer, (ii) Acquirer has relied upon Acquirer’s own independent appraisal and investigation, and the advice of Acquirer’s own counsel, tax advisors and other advisors, regarding the risks of an investment in Issuer and (iii) Acquirer will continue to bear sole responsibility for making its own independent evaluation and monitoring of the risks of its investment in Issuer;
          (k) Acquirer is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and, in connection with the execution of this Agreement, agrees to deliver such certificates to that effect as the board of directors of Issuer may request;
          (l) Acquirer understands and acknowledges that (a) he is being issued the Common Stock in reliance on an exemption under the federal securities laws that permits companies to issue stock to their Acquirers and directors without registration under limited circumstances when such stock is issued in compensatory circumstances, (b) that he is being issued the Common Stock as part of his compensation for services to the Company and its subsidiaries and (c) that he would not be issued the Common Stock if he were not an Acquirer or director of the Company or one of its subsidiaries; and
          (m) Acquirer is the record and beneficial owner of the Exchanged Stock and has requisite power and authority to transfer the Exchanged Stock as provided in this Agreement and Acquirer is delivering to Issuer, good and marketable title to the Exchanged Stock, free and clear of any and all liens, claims, charges, security interests, options or other encumbrances, other than those provided under federal or state securities laws and other than those arising under the CRM Stockholders, dated March 9, 2007 (which will terminate pursuant to the Termination Agreements with CRM, dated the date hereof, immediately after the consummation of the transactions contemplated by this Agreement).
     Section 5 Governing Law. This Agreement and the rights and obligations of the parties hereto hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.
     Section 6 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):
          (a) If to Issuer:
10 E. Cambridge Circle, Ste. 250
Kansas City, Kansas 66103
Attention: Edmund S. Gross
Facsimile No.: 913-981-0000

with copies (which shall not constitute notice) to:
GS Capital Partners V Fund, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention: Kenneth Pontarelli
Facsimile No.: 212-357-5505
Kelso & Company, L.P.
320 Park Avenue, 24th Floor
New York, New York 10022
Attention: James J. Connors II
Facsimile No.: 212-223-2379
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention: Robert C. Schwenkel
               Steven Steinman
Facsimile No.: (212) 859-4000
and
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention: Kevin M. Schmidt
Facsimile No.: (212) 909-6836
          (b) If to Acquirer:
2277 Plaza Drive
Suite 500
SugarLand, Tx 77479
Facsimile No.: (281) 207-7747
All such notices, requests, demands, waivers and other communications shall be deemed to have been received by (w) if by personal delivery, on the day delivered, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered; provided that such delivery is confirmed.
     Section 7 Entire Agreement, etc. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement or understanding among them with respect to the matters referred to herein. There are no representations, warranties, promises, inducements, covenants or undertakings relating to shares of Issued Stock, other than those expressly set forth or referred to herein or in the Management Registration Rights Agreement, by and between Issuer and Acquirer, dated as of the date hereof.
     Section 8 Amendments and Waivers. This Agreement may not be modified or amended except by a written instrument signed by authorized representatives of all parties affected by such modification or amendment and referring specifically to this Agreement. Waiver by any party hereto of any breach or default by any other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party to assert its or his or her rights hereunder on any occasion or series of occasions.
     Section 9 Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.
     Section 10 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
     Section 11 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.
     Section 12 Captions. The Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
     Section 13 Survival of Representations and Warranties; Indemnity. All representations, warranties and covenants contained herein or made in writing by Acquirer, or by or on behalf of Issuer in connection with the transactions contemplated by this Agreement, shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of Issuer or Acquirer, the issue and sale of the Issued Stock. Acquirer shall and hereby does indemnify and hold harmless Issuer from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of any breach of any representation, warranty or covenant made by Acquirer in this Agreement.
[Signature page follows]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

COFFEYVILLE REFINING & MARKETING HOLDINGS INC.

By:		/s/ James T. Rens

	Name:	James T. Rens
	Title:	Chief Financial Officer and Treasurer

/s/ John J. Lipinski

JOHN J. LIPINSKI
[Signature Page to Subscription Agreement, Coffeyville Refining & Marketing Holdings Inc.]